UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2004

Symbol Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-9802	112308681
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Symbol Plaza, Holtsville, NY		11742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(631) 738-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 7.01. Regulation FD Disclosure.

Pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, on August 31, 2004, William R. Nuti, President, Chief Executive Officer and Director of Symbol Technologies, Inc. (the "Registrant") entered into an agreement to sell 400,000 shares of the Registrant's common stock, par value $.01 per share (the "Shares") owned by Mr. Nuti (the "Plan"). Under the Plan, Mr. Nuti may sell the Shares at a minimum sales price of $16.00 per Share over the period commencing December 15, 2004 and ending December 15, 2005.

The information in this Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symbol Technologies, Inc. (Registrant)

September 7, 2004	By:	Peter M. Lieb

Name: Peter M. Lieb
Title: Senior Vice President, General Counsel & Secretary

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